Exhibit 3.1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ORTEC INTERNATIONAL, INC.

__________________________

Adopted in Accordance with the Provisions of
Section 242 and 245 of the General Corporation Law
of the State of Delaware

__________________________

                    The undersigned, being the secretary of Ortec International, Inc., a corporation existing under the laws of the State of Delaware (the "Corporation") does hereby certify that (i) the Certificate of Incorporation of the Corporation under the name "Ortec International, Inc." was filed with the Secretary of State of the State of Delaware on March 12, 1991 (ii) the Agreement of Merger merging The Skin Group, Ltd. with and into the Corporation was filed with the Secretary of the State of Delaware on July 27, 1992, (iii) a Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on September 4, 1998 and (iv) the Certificate of Incorporation of the Corporation is hereby amended and restated as follows (as so amended and restated, this "Certificate of Incorporation"):

FIRST:           The name of the corporation (hereinafter called the "Corporation") is

                         Ortec International Inc.,

SECOND:    The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808; and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

THIRD:         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

FOURTH:      1. Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is 36,000,000, consisting of 35,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 1,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

                       2.      Preferred Stock. The Board of Directors of the Corporation is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series, to increase or decrease the number of shares of Preferred Stock designated for any such series, and to fix the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares of such series. The authority of the Board of Directors with respect to each such series will include, without limiting the generality or effect of the foregoing, the determination of any or all of the following:

(a)      the voting powers, if any, and whether such voting powers are full or limited in such series;

(b)      the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(c)      whether dividends, if any, will be cumulative or noncumulative, the dividend rate, if any, of such series, and the dates and preferences of dividends, if any, on such series;

(d)      the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(e)      the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the price or prices or the rates of exchange applicable thereto;

(f)      the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity; and

(g)      the provisions, if any, of a sinking fund applicable to such series;

all as may be determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

                        3.      Common Stock. Except as may otherwise be provided in a Preferred Stock Designation, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

FIFTH:             The Corporation is to have perpetual existence.

SIXTH:            Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

SEVENTH:      For the management of the business and the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                        1.      The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                        2.      The power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the DGCL shall be set forth in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

EIGHTH:        The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the DGCL. Any repeal or modification of this Article Eighth will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such repeal or modification.

NINTH:         The Corporation will, to the fullest extent permitted or required by Section 145 of the DGCL, as from time to time amended and supplemented, indemnify any and all persons whom it will have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein will not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such person. Any repeal or modification of this Article Ninth will not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

TENTH:         From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Tenth.

Signed on September 6, 2001

/s/ Ron Lipstein
Ron Lipstein
Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ORTEC INTERNATIONAL, INC.

It is hereby certified that:

          1.      The name of the Corporation (hereinafter called the "Corporation") is Ortec International, Inc.

          2.      The certificate of incorporation of the Corporation as previously amended and restated is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH and by adding a new Article ELEVENTH.

FOURTH:      1. Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is 201,000,000, consisting of 200,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 1,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

                      2. Preferred Stock. The Board of Directors of the Corporation is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series, to increase or decrease the number of shares of Preferred Stock designated for any such series, and to fix the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares of such series. The authority of the Board of Directors with respect to each such series will include, without limiting the generality or effect of the foregoing, the determination of any or all of the following:

(a) the voting powers, if any, and whether such voting powers are full or limited in such series;

(b) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(c) whether dividends, if any, will be cumulative or noncumulative, the dividend rate, if any, of such series, and the dates and preferences of dividends, if any, on such series;

(d) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(e) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the price or prices or the rates of exchange applicable thereto;

(f) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity; and

(g) the provisions, if any, of a sinking fund applicable to such series;

all as may be determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

                     3. Common Stock. Except as may otherwise be provided in a Preferred Stock Designation, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

ELEVENTH: The Board of Directors of the Corporation is hereby authorized in its discretion at any time prior to December 31, 2003, to amend the certificate of incorporation of the Corporation to effect a reverse stock split of the Corporation's outstanding shares of common stock at a ratio within the range from one share for each two shares outstanding to one share for each ten shares outstanding, without further approval or authorization of its stockholders.

          3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on February 11, 2003

/s/ Ron Lipstein
Name:	Ron Lipstein
Title:	Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ORTEC INTERNATIONAL, INC.

It is hereby certified that:

          1.      The name of the Corporation (hereinafter called the "Corporation") is Ortec International, Inc.

          2.      The certificate of incorporation of the Corporation as previously amended and restated is hereby further amended, by action of the Board of Directors as permitted by the provisions of Article ELEVENTH, by adding a new Article TWLELFTH.

TWELFTH: There shall be a reverse stock split of the Corporation's outstanding shares of common stock effective at 5 P.M. on June 24, 2003, Eastern Daylight Savings Time, at a ratio of one share for each ten shares previously outstanding and that if as a result of such reverse stock split any holder of shares of common stock is entitled to receive a fraction of a share of common stock, such shareholder shall receive one whole share of common stock instead of such fractional share.

          3.      The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on June 4, 2003

/s/ Ron Lipstein
Name:	Ron Lipstein
Title:	Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ORTEC INTERNATIONAL, INC.

It is hereby certified that:

          1.      The name of the Corporation (hereinafter called the “Corporation”) is Ortec International, Inc.

          2.      The certificate of incorporation of the Corporation as previously amended and restated is hereby further amended, by action of the stockholders of the Corporation, by adding a new Article THIRTEENTH:

THIRTEENTH: The Board of Directors of the Corporation is hereby authorized in its discretion at any time prior to September 30, 2006, to amend the certificate of incorporation of the Corporation to effect a reverse stock split of the Corporation's outstanding shares of common stock at a ratio within the range from one share for each five shares outstanding to one share for each fifteen shares outstanding, without further approval or authorization of its stockholders.

          3.      The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on June 6, 2006

/s/ Ron Lipstein
Name:	Ron Lipstein
Title:	Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ORTEC INTERNATIONAL, INC.

It is hereby certified that:

          1.      The name of the Corporation (hereinafter called the “Corporation”) is Ortec International, Inc.

          2.      The certificate of incorporation of the Corporation as previously amended and restated is hereby further amended, by action of the Board of Directors as permitted by the provisions of Article THIRTEENTH, by adding a new Article FOURTEENTH:

FOURTEENTH: There shall be a reverse stock split of the Corporation’s outstanding shares of common stock effective 5 P.M. on July 24, 2006, Eastern daylight Savings Time, at a ratio of one share for each fifteen shares previously outstanding and that if as a result of such reverse stock split any holder of shares of common stock is entitled to receive a fraction of a share of common stock, such shareholder shall receive one whole share of common stock instead of such fractional share.

          3.      The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on July 5, 2006

/s/ Ron Lipstein
Name:	Ron Lipstein
Title:	Secretary

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES D CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series D Convertible Preferred Stock, was duly adopted on August 18, 2003:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series D Convertible Preferred Stock," consisting of two thousand (2,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"). The maximum number of shares of Series D Preferred Stock shall be two thousand (2,000) Shares. The Series D Preferred Stock shall rank prior to the common stock, par value $.001 per share (the "Common Stock") for purposes of liquidation preference, and to all other classes and series of equity securities of the Company that by their terms do not rank senior to the Series D Preferred Stock ("Junior Stock"). Specifically, the Series D Preferred Stock shall be subordinate to and rank junior to all other classes of Preferred Stock of the Company, whether or not outstanding as of the date hereof, which by their terms do not rank junior to the Series B Preferred Stock. The Series D Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding.

          2.           Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series D Preferred Stock, or any fraction of a share of Series D Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefore, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series D Preferred Stock could be converted on the Record Date.

          3.          Voting Rights.

                        (a)      Class Voting Rights. The Series D Preferred Stock shall have the following class voting rights. So long as any shares of the Series D Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series D Preferred Stock; or (ii) effect any distribution with respect to Junior Stock except that the Company may effect a distribution on the Common stock if the Company makes a like kind distribution on each share, or fraction of a share, of Series D Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series D Preferred Stock can be converted at the time of such distribution.

                        (b)      General Voting Rights. Except with respect to transactions upon which the Series D Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above, the Series D Preferred Stock shall have no voting rights. The Common Stock into which the Series D Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)      In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series D Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company, whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series D Preferred Stock before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are sufficient to pay in part, but are not sufficient to pay in full, the Liquidation Preference Amount payable to the holders of outstanding shares of the Series D Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series D Preferred Stock, then all of said assets available to pay a part of the Liquidation Preference Amount to the holders of the outstanding shares of Series D Preferred Stock and the other classes of stock on a parity as to rights on liquidation, dissolution or winding up, will be distributed among the holders of the Series D Preferred Stock and the other classes of stock on a parity with the Series D Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series D Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series D Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series D Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series D Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)      A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series D Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)      Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series D Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                        (a)      Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series D Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series D Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series D Preferred Stock being converted divided by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series D Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D Preferred Stock upon any conversion of the Series D Preferred Stock as provided in Section 5(b) below.

                        (b)      Mechanics of Voluntary Conversion. The Voluntary Conversion of Series D Preferred Stock shall be conducted in the following manner:

                                  (i)      Holder's Delivery Requirements. To convert Series D Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) with respect to the conversion of shares of Series D Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date, but in no event later than six (6) business days after such date, the original certificates representing the shares of Series D Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                                 (ii)      Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the certificate representing the shares of Series D Preferred Stock being converted, (x) issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, and (y) if the certificate so surrendered represents more shares of Series D Preferred Stock than those being converted, issue and deliver to the holder a new certificate for such number of shares of Series D Preferred Stock represented by the surrendered certificate which were not converted.

                                (iii)      Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

                               (iv)      Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                     (c)      Mandatory Conversion.

                               (i)      Upon the Company's written request a holder of Series D Preferred Stock shall advise the Company in writing the number of shares of Common Stock that are beneficially owned ("Beneficially Owned", as defined in Section 13(d) of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) by such holder. If the shares of Common Stock Beneficially Owned by such holder amount to less than 9.99% of the Shares of Common Stock outstanding at such time, the Company may, at its option, compel such holder, by written notice to such holder (the "Mandatory Conversion Notice"), to convert such portion of the Series D Preferred Stock owned by him into so many shares of Common Stock so that the total number of shares of Common Stock Beneficially Owned by such holder after such conversion shall equal up to 9.99%, but not more, of the shares of Common Stock outstanding after such conversion.

                              (ii)      As used herein, a "Mandatory Conversion Date" shall be the date when the Mandatory Conversion Notice shall be deemed delivered pursuant to Section 5(i). The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the "Conversion Date."

                              (iii)      Each share of Series D Preferred Stock outstanding on the Mandatory Conversion Date shall, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series D Preferred Stock outstanding on the Mandatory Conversion Date divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of any shares of Series D Preferred Stock unless the Preferred Stock certificates representing such shares of Series D Preferred Stock are either delivered to the Company or the holder notifies the Company that such Preferred Stock certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Series D Preferred Stock pursuant to this Section 5, the holders of the Series D Preferred Stock shall surrender the Preferred Stock certificates representing the Series D Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to the holder within three (3) business days of the holder's delivery of the applicable Preferred Stock certificates. If the certificates of Series D Preferred Stock so surrendered represent more shares of Series D Preferred Stock than those being converted, the

Company shall issue to the holder a new certificate for such number of Series D Preferred Stock represented by the surrendered certificates which were not converted.

                    (d)     Conversion Price. The term "Conversion Price" shall mean $2.50 per share, subject to adjustment under Section 5(e) hereof.

                    (e)     Adjustments of Conversion Price.

                             (i)      Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                            (ii)      Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                                      (1)      the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                      (2)      the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                             (iii)     Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series D Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series D Preferred Stock.

                               (iv)     Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series D Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series D Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                              (v)      Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series D Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series D Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                             (vi)      Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                    (f)      No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series D Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series D Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series D Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                    (g)      Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series D Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series D Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                    (h)      Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                    (i)       Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following (x) being mailed by certified or registered mail, postage prepaid, return-receipt requested, or (y) delivered to an express mail delivery service such as Federal Express, with written receipt by the addressee required, in either case addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series D Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of

Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series D Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                       (j)     Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable.

                       (k)    Reservation of Common Stock. The Company shall, so long as any shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred Stock then outstanding.

                        (l)      Retirement of Series D Preferred Stock. Conversion of Series D Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date. The Company shall keep written records of the conversion of the shares of Series D Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D Preferred Stock upon any conversion of the Series D Preferred Stock represented by such certificates.

                        (m)   Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series D Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.           No Preemptive or Redemption Rights. Except as provided in Section 5 hereof no holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable. Except as provided in Section 5 neither the Company nor the holder has the right to have the Company redeem the Series D Preferred Stock.

          7.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series D Preferred Stock convert shares of the Series D Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series D Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7(a) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series D Preferred Stock, this Section 7(a) shall be of no force or effect with regard to those shares of Series D Preferred Stock referenced in the Waiver Notice.

          8.           Inability to Fully Convert.

                        (a)      Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, or on the Mandatory Conversion Date, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, from issuing all of the Common Stock which is to be issued to a holder of Series D Preferred Stock pursuant to a Conversion Notice or a Mandatory Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice or a Mandatory Conversion Notice, and pursuant to Section 5(b)(ii) or 5(c)(iv) above, and with respect to the unconverted Series D Preferred Stock (the "Unconverted Preferred Stock") the holder, solely at such holder's option, can elect, at any time after receipt of notice from the Company that there is Unconverted Preferred Stock, to void the holder's Conversion Notice or the Mandatory Conversion Notice as to the number of shares of Common Stock the Company is unable to issue (the "Unissued Shares of Common Stock") and retain or have returned, as the case may be, the certificates for the shares of the Unconverted Preferred Stock.

          In the event a Holder shall elect to convert any shares of Series D Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or any of said shares of Series D Preferred Stock shall have issued.

                       (b)      Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series D Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 8(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of shares of Series D Preferred Stock which cannot be converted.

                        (c)      Pro-rata Conversion. In the event the Company within a period of ten days receives Voluntary Conversion Notices from more than one holder of Series D Preferred Stock and the Company can convert some, but not all, of the Series D Preferred Stock required to be converted as a result of such Voluntary Conversion Notices, the Company shall convert from each holder of Series D Preferred Stock electing to have Series D Preferred Stock converted within such ten day period, an amount equal to the number of shares of Series B Preferred Stock such holder elected to have converted in such ten day period multiplied by a fraction, the numerator of which shall be the number of shares of Series B Preferred Stock such holder elected to have converted in such ten day period and the denominator of which shall be the total number of shares of Series B Preferred Stock all holders elected to have converted in such ten day period. The Company shall not convert any Series B Preferred Stock pursuant to a Mandatory Conversion Notice until it shall have converted all Series B Preferred Stock pursuant to any Voluntary Conversion Notice.

          9.           Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series D Preferred Stock, shall be required for any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Stock.

          10.         Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          11.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series D Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series D Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          12.         Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series D Preferred Stock and shall not be construed against any person as the drafter hereof.

          13.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 18th day of August, 2003.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lipstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series D Preferred Stock of Ortec International, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D Preferred Stock, par value $.001 per share (the "Preferred Shares"), of Ortec International, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	_____

Stock certificate no(s). of Preferred Shares to be converted: _____

The Common Stock have been sold: YES ____ NO____

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock
to be issued:

                   Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:

PRICES ATTACHED

ORTEC INTERNATIONAL, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES E 6% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

          The undersigned, Costa Papastephanou and Ron Lipstein, do hereby certify that:

                    1.      They are the President and Secretary, respectively, of Ortec International, Inc., a Delaware corporation (the “Corporation”).

                    2.      The Corporation is authorized to issue 1,000,000 shares of preferred stock, 6,272.0156 of which have been issued.

                    3.      The following resolutions were duly adopted by the Board of Directors:

          WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 1,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

          WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

          WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Purchase Agreement, up to 8,000 shares of the preferred stock which the corporation has the authority to issue, as follows:

          NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

                    Section 1.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

          “Alternate Consideration” shall have the meaning set forth in Section 7(e).

          “Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

          “Base Conversion Price” shall have the meaning set forth in Section 7(b).

          “Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          “Buy-In” shall have the meaning set forth in Section 6(e)(iii).

          “Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above; provided, however, that the Corporation’s issuance of shares of its Common Stock in connection with the Hapto Merger shall not be deemed to constitute a Change of Control Transaction.

          “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) the Holders’ obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

          “Commission” means the Securities and Exchange Commission.

          “Common Stock” means the Corporation’s common stock, par value $.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

          “Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          “Conversion Amount” means the sum of the Stated Value at issue.

           “Conversion Date” shall have the meaning set forth in Section 6(a).

           “Conversion Price” shall have the meaning set forth in Section 6(b).

          “Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

          “Conversion Shares Registration Statement” means a registration statement that registers the resale of all Conversion Shares of the Holder, who shall be named as a “selling stockholder” therein and meets the requirements of the Registration Rights Agreement.

          “Dilutive Issuance” shall have the meaning set forth in Section 7(b).

          “Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

           “Dividend Payment Date” shall have the meaning set forth in Section 3(a).

           “Dividend Share Amount” shall have the meaning set forth in Section 3(a).

          “Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

          “Equity Conditions” means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the Holder in respect of the Preferred Stock, (iii) there is an effective Conversion Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) there is no existing Triggering Event or no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (ix) no Holder is in possession of any information that constitutes, or may constitute, material non-public information and (x) the Corporation shall have received Authorized Share Approval.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by (i) a majority of the non-employee members of the Board of Directors of the Corporation, (ii) a majority of the members of a committee of non-employee directors established for such purpose or (iii) an affirmative vote of the shareholders of the Corporation pursuant to Delaware law, (b) securities upon the exercise of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          “Forced Conversion” shall mean the automatic conversion of the Preferred Stock pursuant to Section 8(a).

          “Fundamental Transaction” shall have the meaning set forth in Section 7(e).

          “Holder” shall have the meaning given such term in Section 2.

          “Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

          “Liquidation” shall have the meaning set forth in Section 5.

          “New York Courts” shall have the meaning set forth in Section 11(d).

          “Notice of Conversion” shall have the meaning set forth in Section 6(a).

          “Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

          “Permitted Indebtedness” means the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(ff) attached to the Purchase Agreement and (b) any other Indebtedness incurred with the prior written consent of the Holders of 75% of the outstanding Preferred Stock at the time such additional Indebtedness is incurred, which consent may be granted or withheld in the absolute discretion of each Holder.

          “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

          “Preferred Stock” shall have the meaning set forth in Section 2.

          “Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          “Share Delivery Date” shall have the meaning set forth in Section 6(e).

          “Stated Value” shall have the meaning set forth in Section 2.

          “Subscription Amount” means, as to each Purchaser, the amount in United States Dollars and in immediately available funds to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount.”

          “Subsidiary” shall have the meaning set forth in the Purchase Agreement.

          “Trading Day” means a day on which the principal Trading Market is open for business.

          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq National Market, the New York Stock Exchange or the OTC Bulletin Board.

          “Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

          “Triggering Event” shall have the meaning set forth in Section 9(a).

          “Triggering Redemption Amount” means, for each share of Preferred Stock, the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Preferred Stock.

          “Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

                    Section 2.           Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series E 6% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 8,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”).

                    Section 3.           Dividends.

          a)           Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum (subject to increase pursuant to Section 9(b)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on July 1, 2006, and on each Conversion Date (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (each such date, a “Dividend Payment Date”) in cash or duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in cash only; (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued solely for such purpose at 90% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in shares of Common Stock which shall be valued solely for such purpose at 90% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued solely for such purpose at 90% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to, and increase, the outstanding Stated Value. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6. On the Closing Date the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or Common Stock, the Corporation must provide the Holder with at least 20 Trading Days’ notice of its election to pay a regularly scheduled dividend in Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment). If at any time the Corporation delivers a notice to the Holders of its election to pay the dividends in shares of Common Stock, the Corporation shall timely file a prospectus supplement pursuant to Rule 424 disclosing such election.

          b)           So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(viii). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

          c)           The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

                    Section 4.           Voting Rights. Subject to the limitations set forth in Section 6(c), the Preferred Stock shall vote on an “as converted” basis on all matters submitted to the holders of the Common Stock, and as otherwise required by law. In addition, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of 67% of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, (e) enter into a Fundamental Transaction or Change of Control Transaction or (f) enter into any agreement with respect to any of the foregoing.

                    Section 5.           Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

                    Section 6.           Conversion.

          a)           Conversions at Option of Holder. Each share of Preferred Stock shall be convertible at the option of the Holder, at any time and from time to time from and after the Original Issue Date into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Prior to Authorized Share Approval, each Holder shall only be entitled to convert up to that number of shares of Preferred Stock as shall constitute such Holder’s pro-rata portion of the total number of shares of Preferred Stock outstanding on the Original Issue Date in respect of the 30,000,000 authorized but unissued shares of Common Stock reserved for issuance upon conversion of the Preferred Stock. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers by facsimile such Notice of Conversion to the Corporation (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

          b)           Conversion Price. The conversion price for the Preferred Stock shall equal $0.20, subject to adjustment herein (the “Conversion Price”).

          c)           Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Preferred Stock held by the Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

          d)           [RESERVED].

          e)           Mechanics of Conversion

          i.           Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates which, on or after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the Effective Date, the Corporation shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice by written notice to the Corporation, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return any Common Stock certificates representing the shares of Preferred Stock tendered for conversion to the Corporation.

          ii.         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against the Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of the Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of the Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading

Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

          iii.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 6(e)(i), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

          iv.         Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it has reserved 30,000,000 shares of Common Stock as of the Original Issue Date, and upon receipt of Authorized Share Approval, will at all times thereafter, reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

          v.          Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          vi.          Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                    Section 7.           Certain Adjustments.

          a)           Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          b)           Subsequent Equity Sales. If the Corporation or any Subsidiary thereof, at any time while this Preferred Stock is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)           Subsequent Rights Offerings. If the Corporation, at any time while this Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d)           Pro Rata Distributions. If the Corporation, at any time while this Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e)           Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental

Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f)           Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

          g)           Notice to the Holders.

          i.           Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

          ii.          Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to the Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

                    Section 8.           Forced Conversion.

          a)           Forced Conversion. Notwithstanding anything herein to the contrary, on the 21st Trading Day (the “Automatic Conversion Date”) following the later of the effective date of the Reverse Split and the Effective Date, the Preferred Stock plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Preferred Stock shall automatically convert into Common Stock pursuant to Section 6, at a conversion price equal to the lesser of (i) $0.20 (subject to adjustment for the Reverse Split) or (ii) 90% of the average of the VWAPs for the 20 Trading Days immediately following the effective date of the Reverse Split. All Forced Conversions shall occur automatically without any action on the part of the Holders; provided, however, that a Holder may voluntarily convert its Preferred Stock prior to the Automatic Conversion Date. Notwithstanding anything herein to the contrary, the limitations on conversion set forth in Section 6(c) hereof shall not apply to any Forced Conversion.

                    Section 9.           Redemption Upon Triggering Events.

          a)           “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

          i.           the failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 270th day after the Original Issue Date;

          ii.          if, during the Effectiveness Period, the effectiveness of the Conversion Shares Registration Statement lapses for more than an aggregate of 75 calendar days (which need not be consecutive calendar days) during any 12 month period, or the Holder shall not otherwise be permitted to resell Registrable Securities under the Conversion Shares Registration Statement for more than an aggregate of 75 calendar days (which need not be consecutive calendar days) during any 12 month period;

          iii.         the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the tenth Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

          iv.         one of the Events (as defined in the Registration Rights Agreement) described in subsections (i), (ii) or (iii) of Section 2(b) of the Registration Rights Agreement shall not have been cured to the satisfaction of the Holders prior to the expiration of 30 calendar days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 270th day after the Original Issue Date, which shall be covered by Section 9(a)(i));

          v.          the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within fifteen calendar days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of any Event (as defined in the Registration Rights Agreement) within fifteen days of the date due;

          vi.         the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

          vii.        unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

          viii.        the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers and directors of the Corporation, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $100,000 from all officers and directors;

          ix.         the Corporation shall be party to a Change of Control Transaction;

          x.          there shall have occurred a Bankruptcy Event;

          xi.         the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than ten Trading Days, which need not be consecutive Trading Days; or

          xii.        any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

          b)           Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 9(a)(iii), (v), (vi), (vii), (viii), (ix) (as to Changes of Control approved by the Board of Directors of the Corporation) and (x) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of the Holder and with respect to the Triggering Events set forth in Sections 9(a)(i), (ii), (iv), (ix) (as to Changes of Control not approved by the Board of Directors of the Corporation), (x) (as to involuntary filings only), (xi) and (xii), either (a) redeem all of the Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder or (b) increase the dividend rate on all of the outstanding Preferred Stock held by such Holder to 18% per annum thereafter. The Triggering

Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

                    Section 10.         Negative Covenants. So long as any shares of Preferred Stock are outstanding, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of the Holders of 67% of the shares of Preferred Stock then outstanding:

          a)           other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          b)           other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          c)           amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

          d)           repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

          e)           enter into any agreement or understanding with respect to any of the foregoing; or

          f)           pay cash dividends or distributions on Junior Securities of the Corporation.

                    Section 11.         Miscellaneous.

          a)           Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number 646-218-1885, Attn: Alan Schoenbart or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)           Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c)           Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

          d)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

          e)           Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or the Holder must be in writing.

          f)           Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

          g)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

          i)           Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E 6% Convertible Preferred Stock.

          RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

          IN WITNESS WHEREOF, the undersigned have executed this Certificate this 5th day of April, 2006.

/s/ Costa Papastephanou	/s/ Ron Lipstein
Name: Costa Papastephanou	Name: Ron Lipstein
Title: President	Title: Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES
OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series E 6% Convertible Preferred Stock indicated below into shares of common stock, par value $.001 per share (the “Common Stock”), of Ortec International, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holder for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ______________________________________________________________________

Number of shares of Preferred Stock owned prior to Conversion:_________________________________________

Number of shares of Preferred Stock to be Converted: _________________________________________________

Stated Value of shares of Preferred Stock to be Converted: ______________________________________________

Number of shares of Common Stock to be Issued: _____________________________________________________

Applicable Conversion Price: _____________________________________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ___________________________________________

[HOLDER]

By:
Name:
Title:

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES D-1 CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series D-1 Convertible Preferred Stock, was duly adopted on August 24, 2006:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series D-1 Convertible Preferred Stock," consisting of twenty thousand (20,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D-1 Convertible Preferred Stock, par value $.001 per share (the "Series D-1 Preferred Stock"). The maximum number of shares of Series D-1 Preferred Stock shall be twenty thousand (20,000) Shares. The Series D-1 Preferred Stock shall rank prior to the common stock, par value $.001 per share (the "Common Stock") for purposes of liquidation preference, and to all other classes and series of equity securities of the Company that by their terms do not rank senior to the Series D-1 Preferred Stock ("Junior Stock"). Specifically, the Series D-1 Preferred Stock shall be subordinate to and rank junior to all other classes of Preferred Stock of the Company, whether or not outstanding as of the date hereof, which by their terms do not rank junior to the Series D-1 Preferred Stock. The Series D-1 Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding.

          2.           Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series D-1 Preferred Stock, or any fraction of a share of Series D-1 Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefore, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series D-1 Preferred Stock could be converted on the Record Date.

          3.           Voting Rights.

                        (a)      Class Voting Rights. The Series D-1 Preferred Stock shall have the following class voting rights. So long as any shares of the Series D-1 Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series D-1 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D-1 Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D-1 Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series D-1 Preferred Stock; or (ii) effect any distribution with respect to Junior Stock except that the Company may effect a distribution on the Common stock if the Company makes a like kind distribution on each share, or fraction of a share, of Series D-1 Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series D-1 Preferred Stock can be converted at the time of such distribution.

                        (b)      General Voting Rights. Except with respect to transactions upon which the Series D-1 Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above, the Series D-1 Preferred Stock shall have no voting rights. The Common Stock into which the Series D-1 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)     In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series D-1 Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company, whether such assets are capital or surplus of any nature, an amount equal to the greater of:

                      (i)           ten ($10.00) per share of Series D-1 Preferred Stock, or

                      (ii)          an amount per share of Series D-1 Preferred Stock calculated by taking the total amount available for distribution to holders of all of the Company’s outstanding Common Stock before deduction of any preference payments for the Series D-1 Preferred Stock, divided by the total of (x) all of the then outstanding shares of the Company’s Common stock, plus (y) all of the shares of the Company’s Common Stock into which all of the outstanding shares of the Series D-1 Preferred Stock can then be converted.

(the "Liquidation Preference Amount") before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are sufficient to pay in part, but are not sufficient to pay in full, the Liquidation Preference Amount payable to the holders of outstanding shares of the Series D-1 Preferred

Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series D-1 Preferred Stock, then all of said assets available to pay a part of the Liquidation Preference Amount to the holders of the outstanding shares of Series D-1 Preferred Stock and the other classes of stock on a parity as to rights on liquidation, dissolution or winding up, will be distributed among the holders of the Series D-1 Preferred Stock and the other classes of stock on a parity with the Series D-1 Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series D-1 Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series D-1 Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series D-1 Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D-1 Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series D-1 Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)      A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series D-1 Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)      Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series D-1 Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series D-1 Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                        (a)           Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series D-1 Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series D-1 Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series D-1 Preferred Stock being converted divided by (ii)

the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series D-1 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D-1 Preferred Stock upon any conversion of the Series D-1 Preferred Stock as provided in Section 5(b) below.

                        (b)      Mechanics of Voluntary Conversion. The Voluntary Conversion of Series D-1 Preferred Stock shall be conducted in the following manner:

                                  (i)           Holder's Delivery Requirements. To convert Series D-1 Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) with respect to the conversion of shares of Series D-1 Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date, but in no event later than six (6) business days after such date, the original certificates representing the shares of Series D-1 Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                                 (ii)           Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the certificate representing the shares of Series D-1 Preferred Stock being converted, (x) issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, and (y) if the certificate so surrendered represents more shares of Series D-1 Preferred Stock than those being converted, issue and deliver to the holder a new certificate for such number of shares of Series D-1 Preferred Stock represented by the surrendered certificate which were not converted.

                                (iii)           Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

                              (iv)          Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series D-1 Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                   (c)      Mandatory Conversion.

                             (i)            Upon the Company's written request a holder of Series D-1 Preferred Stock shall advise the Company in writing the number of shares of Common Stock that are beneficially owned ("Beneficially Owned", as defined in Section 13(d) of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) by such holder. If the shares of Common Stock Beneficially Owned by such holder amount to less than 9.99% of the Shares of Common Stock outstanding at such time, the Company may, at its option, compel such holder, by written notice to such holder (the "Mandatory Conversion Notice"), to convert such portion of the Series D-1 Preferred Stock owned by him into so many shares of Common Stock so that the total number of shares of Common Stock Beneficially Owned by such holder after such conversion shall equal up to 9.99%, but not more, of the shares of Common Stock outstanding after such conversion.

                            (ii)           As used herein, a "Mandatory Conversion Date" shall be the date when the Mandatory Conversion Notice shall be deemed delivered pursuant to Section 5(i). The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the "Conversion Date."

                            (iii)           Each share of Series D-1 Preferred Stock required to be converted pursuant to the Mandatory Conversion Notice shall on the Mandatory Conversion Date, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of such Series D-1 Preferred Stock divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of any shares of Series D-1 Preferred Stock unless the Preferred Stock certificates representing such shares of Series D-1

Preferred Stock are either delivered to the Company or the holder notifies the Company that such Preferred Stock certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of any Series D-1 Preferred Stock pursuant to this Section 5, the holders of the Series D-1 Preferred Stock shall surrender the Preferred Stock certificates representing the Series D-1 Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to the holder within three (3) business days of the holder's delivery of the applicable Preferred Stock certificates. If the certificates of Series D-1 Preferred Stock so surrendered represent more shares of Series D-1 Preferred Stock than those being converted, the Company shall issue to the holder a new certificate for such number of Series D-1 Preferred Stock represented by the surrendered certificates which were not converted.

                   (d)      Conversion Price. The term "Conversion Price" shall mean $.0375, subject to adjustment under Section 5(e) hereof.

                   (e)      Adjustments of Conversion Price.

                             (i)           Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                            (ii)           Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                                           (1)          the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                           (2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                                (iii)       Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series D-1 Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series D-1 Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series D-1 Preferred Stock.

                               (iv)        Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series D-1 Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made so that the holder of each share of Series D-1 Preferred Stock shall have the right thereafter to convert such share of Series D-1 Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series D-1 Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                              (v)          Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made so that the holder of each share of Series D-1 Preferred Stock shall have the right thereafter to convert such share of Series D-1 Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change which the holder of such share of Series D-1 Preferred Stock would have received if such share of Series D-1 Preferred Stock had been converted prior to such Organic Change.

                             (vi)           Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                   (f)      No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D-1 Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series D-1 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series D-1 Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series D-1 Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                   (g)      Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series D-1 Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series D-1 Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series D-1 Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D-1 Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                   (h)      Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D-1 Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                   (i)      Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following (x) being mailed by certified or registered mail, postage prepaid, return-receipt requested, or (y) delivered to an express mail delivery service such as Federal Express, with written receipt by the addressee required, in either case addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series D-1 Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series D-1 Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                   (j)      Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series D-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable.

                   (k)      Reservation of Common Stock. The Company shall, so long as any shares of Series D-1 Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D-1 Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D-1 Preferred Stock then outstanding.

                   (l)      Retirement of Series D-1 Preferred Stock. Conversion of Series D-1 Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date. The Company shall keep written records of the conversion of the shares of Series D-1 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D-1 Preferred Stock upon any conversion of the Series D-1 Preferred Stock represented by such certificates.

                   (m)    Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series D-1 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.        No Preemptive or Redemption Rights. Except as provided in Section 5 hereof no holder of the Series D-1 Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable. Except as provided in Section 5 neither the Company nor the holder has the right to have the Company redeem the Series D-1 Preferred Stock.

          7.        Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series D-1 Preferred Stock convert shares of the Series D-1 Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series D-1 Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7(a) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series D-1 Preferred Stock, this Section 7(a) shall be of no force or effect with regard to those shares of Series D-1 Preferred Stock referenced in the Waiver Notice.

          8.        Inability to Fully Convert.

                    (a)      Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, or on the Mandatory Conversion Date, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, from issuing all of the Common Stock which is to be issued to a holder of Series D-1 Preferred Stock pursuant to a Conversion Notice or a Mandatory Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice or a Mandatory Conversion Notice and with respect to the unconverted Series D-1 Preferred Stock (the "Unconverted Preferred Stock") the holder, solely at such holder's option, can elect, at any time after receipt of notice from the Company that there is Unconverted Preferred Stock, to void the holder's Conversion Notice or the Mandatory Conversion Notice as to the number of shares of Common Stock the Company is unable to issue and retain or have returned, as the case may be, the certificates for the shares of the Unconverted Preferred Stock.

          In the event a Holder shall elect to convert any shares of Series D-1 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or any of said shares of Series D-1 Preferred Stock shall have issued.

                     (b)      Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series D-1 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 8(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of shares of Series D-1 Preferred Stock which cannot be converted.

                     (c)      Pro-rata Conversion. In the event the Company within a period of ten days receives Voluntary Conversion Notices from more than one holder of Series D-1 Preferred Stock and the Company can convert some, but not all, of the Series D-1 Preferred Stock required to be converted as a result of such Voluntary Conversion Notices, the Company shall convert from each holder of Series D-1 Preferred Stock electing to have Series D-1 Preferred Stock converted within such ten day period, an amount equal to the number of shares of Series B Preferred Stock such holder elected to have converted in such ten day period multiplied by a fraction, the numerator of which shall be the number of shares of Series B Preferred Stock such holder elected to have converted in such ten day period and the denominator of which shall be the total number of shares of Series B Preferred Stock all holders elected to have converted in such ten day period. The Company shall not convert any Series B Preferred Stock pursuant to a Mandatory Conversion Notice until it shall have converted all Series B Preferred Stock pursuant to any Voluntary Conversion Notice.

          9.         Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series D-1 Preferred Stock, shall be required for any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D-1 Preferred Stock.

          10.       Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D-1 Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          11.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series D-1 Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series D-1 Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          12.         Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all holders of the Series D-1 Preferred Stock and shall not be construed against any person as the drafter hereof.

          13.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D-1 Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 28th day of August, 2006.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lipstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series D-1 Preferred Stock of Ortec International, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D-1 Preferred Stock, par value $.001 per share (the "Preferred Shares"), of Ortec International, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	______

Stock certificate no(s). of Preferred Shares to be converted: ______

The Common Stock has been sold: YES ____ NO____

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock
to be issued:

                          Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:

PRICES ATTACHED

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES A CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series A Convertible Preferred Stock, was duly adopted on June 10, 2007:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock of the Company, to be named “Series A Convertible Preferred Stock,” consisting of two thousand (2,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank.

                        (a)           Designation. The designation of such series of the Preferred Stock shall be the Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”). The maximum number of shares of Series A Preferred Stock shall be two thousand (2,000) Shares.

                        (b)           Rank. The Series A Preferred Stock shall rank prior to the common stock, par value $.001 per share (the “Common Stock”), and to all other classes and series of equity securities of the Company which by its terms does not rank senior to or pari passu with the Series A Preferred Stock (“Junior Stock”). The Series A Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series A Preferred Stock shall rank on a pari passu basis to the Series A-1 Convertible Preferred Stock, par value $.001 per share (the “Series A-1 Preferred Stock”) and the Series A-2 Convertible Preferred Stock, par value $.001 per share (the “Series A-2 Preferred Stock” and together with the Series A-1 Preferred Stock, the “Pari Passu Preferred Stock”).

          2.           Dividends. The holders of record of shares of Series A Preferred Stock shall not be entitled to receive dividends.

          3.           Voting Rights.

                        (a)           Class Voting Rights. The Series A Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). Subject to Section 10 hereof, so long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least seventy percent (70%) of the shares of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series A Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 3.16 of the Series A Convertible Preferred Stock Purchase Agreement among the Company and the purchasers listed therein (the “Purchase Agreement”), pari passu stock and senior stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (ii) repurchase, redeem or pay dividends in cash or in kind on shares of the Company's Junior Stock and pari passu stock and senior stock; (iii) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 3.16 of the Purchase Agreement, pari passu stock and senior stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (iv) effect any distribution with respect to Junior Stock and Pari Passu Preferred Stock; or (v) reclassify the Company’s outstanding securities.

                        (b)           General Voting Rights. Except with respect to transactions upon which the Series A Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Delaware law, the Series A Preferred Stock shall have no voting rights. The Common Stock into which the Series A Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)          In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the “Liquidation Preference Amount”) of the Series A Preferred Stock, on a pro rata and pari passu basis with the Pari Passu Preferred Stock, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series A Preferred Stock and any series of preferred stock or any other class of stock on a parity, including, without limitation, the Pari Passu Preferred Stock, as to rights on liquidation, dissolution or winding up, with the Series A Preferred Stock, then all of said assets will be distributed among the holders of the Series A Preferred Stock, the Pari Passu Preferred Stock and the other classes of stock on a parity with the Series A Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series A Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series A Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series A Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series A Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series A Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)          A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than fifty percent (50%) of the voting shares of the Company is disposed of or conveyed, or other acquisition type transaction, or upon the payment by the Company of interest, dividends or other distributions to the holders of securities or financial instruments (including Indebtedness) ranking senior to or pari passu with the Series A Preferred Stock exceeding $10 million in the aggregate, shall be, at the election of a majority of the holders of the Series A Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. The grant of an exclusive license for all or substantially all of the Company's intellectual property assets covered by the Cambrex license shall also be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4 in the event that either (i) the holders of the Series A Preferred Stock, and all affiliates of such holders, together own directly or indirectly ten percent (10%) or more of the outstanding equity of the licensee, or (ii) seventy percent (70%) of the Company's Series A Preferred Stock and Series A-1 Preferred Stock voting together as a class so elect. In the event of the merger or consolidation of the Company with or into another corporation that is not treated as a liquidation pursuant to this Section 4(b), the Series A Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)          Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series A Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

                        (a)           Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series A Preferred Stock may, at such holder’s option, subject to the limitations set forth in Section 7 herein, elect to convert (a “Voluntary Conversion”) all or any portion of the shares of Series A Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series A Preferred Stock being converted thereon divided by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series A Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A Preferred Stock upon complete conversion of the Series A Preferred Stock.

                        (b)           Mechanics of Voluntary Conversion. The Voluntary Conversion of Series A Preferred Stock shall be conducted in the following manner:

                                        (i)           Holder’s Delivery Requirements. To convert Series A Preferred Stock into full shares of Common Stock on any date (the “Voluntary Conversion Date”), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Company, and (B) with respect to the final conversion of shares of Series A Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series A Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates”).

                                        (ii)          Company’s Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within three (3) business days following the date of receipt by the Company of the executed Conversion Notice, issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

                                        (iii)          Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder’s Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant’s calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder’s calculation was correct, or by the holder, in the event the Company’s calculation was correct, or equally by the Company and the holder in the event that neither the Company’s or the holder’s calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

                                   (iv)         Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                   (v)          Company’s Failure to Timely Convert. If within three (3) business days of the Company’s receipt of the Conversion Notice (the “Share Delivery Period”) the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder’s conversion of the Series A Preferred Stock (a “Conversion Failure”), in addition to all other available remedies which such holder may pursue hereunder and under the Purchase Agreement (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and (B) the Closing Bid Price (as defined in Section 5(d)(ii) hereof) of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

                   (c)           Mandatory Conversion.

                                   (i)           All or a portion of the shares of Series A Preferred Stock outstanding on the Mandatory Conversion Date shall, depending on the Closing Bid Price on such Mandatory Conversion Date, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series A Preferred Stock outstanding on the Mandatory Conversion Date divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date. If the Closing Bid Price of the Common Stock on the

Mandatory Conversion Date is equal to or greater than $1.50 but less than $2.00, one-third (1/3) of the shares of Series A Preferred Stock outstanding shall automatically convert into shares of Common Stock in accordance with this Section 5(c)(i). If the Closing Bid Price of the Common Stock on the Mandatory Conversion Date is equal to or greater than $2.00 but less than $3.00, two-thirds (2/3) of the original shares of Series A Preferred Stock outstanding shall automatically convert into shares of Common Stock in accordance with this Section 5(c)(i). If the Closing Bid Price of the Common Stock on the Mandatory Conversion date is greater than $3.00, all of the shares of Series A Preferred Stock outstanding shall automatically convert into shares of Common Stock in accordance with this Section 5(c)(i).

                                   (ii)         As used herein, a “Mandatory Conversion Date” shall be the date which is at least one (1) day after the Effectiveness Date (as defined in the Registration Rights Agreement), provided, that the Closing Bid Price of the Common Stock exceeds $1.50 for a period of ten (10) consecutive trading days; and provided further that the Registration Statement (as defined in the Registration Rights Agreement) is effective with respect to all shares of Common Stock issuable upon such Mandatory Conversion or the shares of Common Stock into which the Series A Preferred Stock can be converted may be offered for sale to the public pursuant to Rule 144(k) (“Rule 144(k)”) under the Securities Act of 1933, as amended. Notwithstanding the foregoing, no Mandatory Conversion shall be effected if, on the Mandatory Conversion Date, the conversion of such share of Preferred Stock would violate Section 7. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the “Conversion Date.”

                                   (iii)        On the Mandatory Conversion Date, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the Preferred Stock Certificates are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock unless the Preferred Stock Certificates evidencing such shares of Series A Preferred Stock are either delivered to the Company or the holder notifies the Company that such Preferred Stock Certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Series A Preferred Stock pursuant to this Section 5, the holders of the Series A Preferred Stock shall surrender the Preferred Stock Certificates representing the Series A Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to the holder within three (3) business days of the holder’s delivery of the applicable Preferred Stock Certificates.

                   (d)           Conversion Price.

                                   (i)           The term “Conversion Price” shall mean $0.50 per share, subject to adjustment under Section 5(e) hereof. Notwithstanding any adjustment hereunder, at no time shall the Conversion Price be greater than $0.50 per share other than pursuant to the second sentence of Section 5(e)(i) in connection with a reverse stock split effected by the Company.

                                   (ii)          The term “Closing Bid Price” shall mean, for any security as of any date, the last closing bid price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series A Preferred Stock.

                                   (iii)         The term “Release Event” means, with respect to a holder’s shares of Series A Preferred Stock, the date on which the Company files a Form 8-K with the Commission disclosing the Company’s receipt of written notice from the U.S. Food and Drug Administration regarding the granting the Company the right to commercialize and market (i.e., formal approval of the Company’s Pre-Market Application for) its OrCel product for the treatment of venous leg ulcers.

                   (e)           Adjustments of Conversion Price.

                                   (i)           Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                                   (ii)          Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                                                  (1)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                                  (2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                                   (iii)         Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series A Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series A Preferred Stock been converted into Common Stock immediately prior to such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series A Preferred Stock.

                                   (iv)        Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series A Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                                   (v)         Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties or assets to any other person that is not deemed a liquidation pursuant to Section 4(b) (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change as the holder would have received as a result of the Organic Change and if the holder had converted its Series A Preferred Stock into the Company’s Common Stock prior to the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series A Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series A Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                                   (vi)          Adjustments for Issuance of Additional Shares of Common Stock.

                                   (A)          In the event the Company, shall, at any time, from time to time, prior to a Release Event, issue or sell any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 5(e) or upon exercise or conversion of Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) (the “Additional Shares of Common Stock”), at a price per share less than the Conversion Price, or without consideration, the Conversion Price then in effect upon each such issuance shall be adjusted to a price equal to the consideration per share paid for such Additional Shares of Common Stock. Upon and after a Release Event, the price shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction:

                                   (1)           the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Conversion Price then in effect, and

                                   (2)           the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

No adjustment of the number of shares of Common Stock shall be made under paragraph (A) of Section 5(e)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents (as defined below), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 5(e)(vii).

                                   (vii)          Issuance of Common Stock Equivalents. If the Company, at any time after the Issuance Date and prior to a Release Event, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than (x) the Series A Preferred Stock or warrants issued to the holders of the Series A Preferred

Stock pursuant to the Purchase Agreement as in effect on the date hereof, or (y) the Series A-1 Preferred Stock and the Series A-2 Preferred Stock pursuant to the Exchange Agreement as in effect on the date hereof, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the “Common Stock Equivalents”) and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent, divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the “Aggregate Per Common Share Price”), shall be less than the Conversion Price, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Common Share Price be less than Conversion Price in effect at the time of such amendment, then the Conversion Price then in effect shall upon each such issuance be adjusted to a price equal to the consideration per share paid for such Additional Shares of Common Stock. Upon and after a Release Event, the price shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction:

                                   (1)           the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock Equivalents plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Per Common Share Price multiplied by the number of shares of Common Stock issuable upon the exercise or conversion of all such Common Stock Equivalents, would purchase at a price per share equal to the Conversion Price then in effect, and

                                   (2)           the denominator of which shall be equal to the number of shares of Common Stock that would be outstanding assuming the exercise or conversion of all such Common Stock Equivalents.

No adjustment of the Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii).

                                   (viii)       Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than the Series A Preferred Stock, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be.

                                   (ix)         Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                                   (x)          Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price of shares of Common Stock issuable upon conversion of the Series A Preferred Stock upon (i) the Company’s issuance of Additional Shares of Common Stock and/or Common Stock Equivalents in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (ii) when approved by the Company’s Board of Directors or by a committee of the Board of Directors the majority of whom are independent directors, the Company’s (A) issuance of Additional Shares of Common Stock to the Company’s officers, directors, employees and consultants and to suppliers of goods and/or services to the Company, whether pursuant to the 2006 Stock Award and Incentive Plan, any other plan hereafter adopted, or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, and (B) grant of stock options or warrants to purchase shares of Common Stock, whether the grants of such options or warrants are made under the Company’s Employee Stock Option Plan or its 2006 Stock Award and Incentive Plan, as they now exist, an employee or director stock option plan and a stock award and incentive plan hereafter adopted or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, (iii) securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the Issuance Date at the conversion price in effect on the Issuance Date, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, (iv) issuance of Series A Preferred Stock or warrants issued by the Company pursuant to the Purchase Agreement, or Common Stock issued upon conversion or exercise thereof, (v) issuance of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series D-2 Convertible Preferred Stock or Common Stock issued upon conversion thereof at the conversion price in effect on the Issuance Date, as such conversion price may be adjusted pursuant to Section 5 hereof, or (vi) any warrants issued to Burnham Hill Partners, a division of Pali Capital Inc. or any other person or entity for services in connection with the transactions contemplated by the Purchase Agreement and the shares of Common Stock issued upon exercise thereof at the conversion price in effect on the Issuance Date, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, or (vii) warrants issued to Ron Lipstein and Steven Katz in connection with the agreements terminating their employment with the Company at the conversion price in effect on the Issuance Date or as may be adjusted by the anti-dilution provision thereof as in effect on the Issuance Date.

                        (f)           No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said shares of Series A Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series A Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                        (g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series A Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series A Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series A Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                        (h)           Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                        (i)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series A Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series A Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                        (j)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall at its option either (i) pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable, or (ii) in lieu of issuing such fractional shares issue one additional whole share to the holder.

                        (k)           Reservation of Common Stock. The Company shall, so long as any shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock for which the shares of Series A Preferred Stock are at any time convertible (without regard to limitations on conversion set forth in Section 7). The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by each holder at the time of issuance of the Series A Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder’s shares of Series A Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series A Preferred Stock shall be allocated to the remaining holders of Series A Preferred Stock, pro rata based on the number of shares of Series A Preferred Stock then held by such holder.

                        (l)           Retirement of Series A Preferred Stock. Conversion of Series A Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date. The Company shall keep written records of the conversion of the shares of Series A Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A Preferred Stock upon complete conversion of the Series A Preferred Stock.

                         (m)         Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series A Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.           No Preemptive Rights. Except as provided in Section 5 hereof and in the Purchase Agreement, no holder of the Series A Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

          7.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series A Preferred Stock convert shares of the Series A Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series A Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the “Waiver Notice”) that such holder would like to waive Section 7 of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series A Preferred Stock, this Section 7 shall be of no force or effect with regard to those shares of Series A Preferred Stock referenced in the Waiver Notice.

          8.           Most Favored Nations Exchange Right. If the Company enters into any equity or equity linked financing (“Subsequent Financing”) on terms more favorable than the terms governing the Series A Preferred Stock, then the holders of the Series A Preferred Stock together the holders of the Company’s Series A-1 Preferred Stock in their sole discretion may exchange their Series A Preferred Stock and Series A-1 Preferred Stock, as the case may be, valued at their Liquidation Preference Amount, for the securities issued or to be issued in the Subsequent Financing to the extent a Release Event has not occurred.

          9.           Inability to Fully Convert.

                        (a)           Holder’s Option if Company Cannot Fully Convert. If, upon the Company’s receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-

regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder’s Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A Preferred Stock, the holder, solely at such holder’s option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

                                        (i)           require the Company to redeem from such holder those Series A Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”).

                                        (ii)           if the Company’s inability to fully convert Series A Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder’s Conversion Notice and pursuant to Section 5(b)(ii) above.

                                        (iii)           void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A Preferred Stock that were to be converted pursuant to such holder’s Conversion Notice (provided that a holder’s voiding its Conversion Notice shall not effect the Company’s obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A Preferred Stock shall have issued and the Company posts a surety bond for the benefit of such Holder in an amount equal to 130% of the amount of shares of Series A Preferred Stock the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

                        (b)           Mechanics of Fulfilling Holder’s Election. The Company shall immediately send via facsimile to a holder of Series A Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company’s inability to fully satisfy such holder’s Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder’s Conversion Notice, (ii) the number of Series A Preferred Stock which cannot be converted and

(iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company (“Notice in Response to Inability to Convert”).

                        (c)           Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A Preferred Stock, and (iii) require that the Conversion Price of such returned Series A Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

                        (d)           Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A Preferred Stock pursuant to this Section 9, the Company shall convert and redeem from each holder of Series A Preferred Stock electing to have Series A Preferred Stock converted and redeemed at such time an amount equal to such holder’s pro-rata amount (based on the number shares of Series A Preferred Stock held by such holder relative to the number shares of Series A Preferred Stock outstanding) of all shares of Series A Preferred Stock being converted and redeemed at such time.

          10.         Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock, shall be required (a) for any change to this Certificate of Designation or the Company’s Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock or (b) for the issuance of shares of Series A Preferred Stock other than pursuant to the Purchase Agreement. Notwithstanding anything herein to the contrary, Section 8, the first sentence of Section 5(e)(vi)(A) and the first sentence of Section 5(e)(vii) hereof may only be waived with the written consent of the holders of not less than thirty percent (30%) of the then outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock voting together as one class; provided, that, such waiver shall be effective for all shares of Series A Preferred Stock and Series A-1 Preferred Stock; provided, further, that a separate class vote shall not be required from the holders of the Series A Preferred Stock to effect the waiver of Section 8, the first sentence of Section 5(e)(vi)(A) and the first sentence of Section 5(e)(vii). No consideration shall be offered or paid to any holder of Series A Preferred Stock or Series A-1 Preferred Stock to consent to a waiver of Section 8, the first sentence of Section 5(e)(vi)(A) or the first sentence of Section 5(e)(vii) hereof unless the same consideration is also offered to all of the holders of Series A Preferred Stock and Series A-1 Preferred Stock.

          11.         Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          12.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          13.        Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series A Preferred Stock and shall not be construed against any person as the drafter hereof.

          14.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series A Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 14th day of June, 2007.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lpstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock of Ortec International, Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Ortec International, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	_____

Stock certificate no(s). of Preferred Shares to be converted: _____

The Common Stock have been sold pursuant to the Registration Statement (as defined in the
Registration Rights Agreement): YES ____ NO____

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock
to be issued:

                    Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:

PRICES ATTACHED

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES A-1 CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series A-1 Convertible Preferred Stock, was duly adopted on June 10, 2007:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series A-1 Convertible Preferred Stock," consisting of five hundred (500) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank.

                        (a)           Designation. The designation of such series of the Preferred Stock shall be the Series A-1 Convertible Preferred Stock, par value $.001 per share (the "Series A-1 Preferred Stock"). The maximum number of shares of Series A-1 Preferred Stock shall be five hundred (500) Shares.

                        (b)           Rank. The Series A-1 Preferred Stock shall rank prior to the common stock, par value $.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by its terms does not rank senior to or pari passu with the Series A-1 Preferred Stock ("Junior Stock"). The Series A-1 Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series A-1 Preferred Stock shall rank on a pari passu basis to the Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”) and the Series A-2 Convertible Preferred Stock, par value $.001 per share (the “Series A-2 Preferred Stock” and together with the Series A Preferred Stock, the “Pari Passu Preferred Stock”).

          2.           Dividends. The holders of record of shares of Series A-1 Preferred Stock shall not be entitled to receive dividends.

          3.           Voting Rights.

                        (a)           Class Voting Rights. The Series A-1 Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). Subject to Section 10 hereof, so long as any shares of the Series A-1 Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least seventy percent (70%) of the shares of the Series A-1 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A-1 Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series A-1 Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A-1 Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 7(q) of the Amended and Restated Exchange Agreement between the Company and Paul Royalty Fund, L.P. (the “Exchange Agreement”), pari passu stock and senior stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (ii) repurchase, redeem or pay dividends in cash or in kind on shares of the Company's Junior Stock and pari passu stock and senior stock; (iii) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series A-1 Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 7(q) of the Exchange Agreement, pari passu stock and senior stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (iv) effect any distribution with respect to Junior Stock and Pari Passu Preferred Stock; or (v) reclassify the Company's outstanding securities.

                        (b)           General Voting Rights. Except with respect to transactions upon which the Series A-1 Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Delaware law, the Series A-1 Preferred Stock shall have no voting rights. The Common Stock into which the Series A-1 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)          In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of the Series A-1 Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series A-1 Preferred Stock, on a pro rata and pari passu basis with the Pari Passu Preferred Stock, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series A-1 Preferred Stock and any series of preferred stock or any other class of stock on a parity, including, without limitation, the Pari Passu Preferred Stock, as to rights on liquidation, dissolution or winding up, with the Series A-1 Preferred Stock, then all of said assets will be distributed among the holders of the Series A-1 Preferred Stock, the Pari Passu Preferred Stock and the other classes of stock on a parity with the Series A-1 Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series A-1 Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series A-1 Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series A-1 Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series A-1 Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series A-1 Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)          A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than fifty percent (50%) of the voting shares of the Company is disposed of or conveyed, or other acquisition type transaction, or upon the payment by the Company of interest, dividends or other distributions to the holders of securities or financial instruments (including Indebtedness) ranking senior to or pari passu with the Series A-1 Preferred Stock exceeding $10 million in the aggregate, shall be, at the election of a majority of the holders of the Series A-1 Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. The grant of an exclusive license for all or substantially all of the Company's intellectual property assets covered by the Cambrex license shall also be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4 in the event that either (i) the holders of the Series A Preferred Stock, and all affiliates of such holders, together own directly or indirectly ten percent (10%) or more of the outstanding equity of the licensee, or (ii) seventy percent (70%) of the Company's Series A Preferred Stock and Series A-1 Preferred Stock voting together as a class so elect. In the event of the merger or consolidation of the Company with or into another corporation that is not treated as a liquidation pursuant to this Section 4(b), the Series A-1 Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)          Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series A-1 Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series A-1 Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                        (a)           Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series A-1 Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series A-1 Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series A-1 Preferred Stock being converted thereon divided by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series A-1 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A-1 Preferred Stock upon complete conversion of the Series A-1 Preferred Stock.

                        (b)           Mechanics of Voluntary Conversion. The Voluntary Conversion of Series A-1 Preferred Stock shall be conducted in the following manner:

                                        (i)           Holder's Delivery Requirements. To convert Series A-1 Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) with respect to the final conversion of shares of Series A-1 Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series A-1 Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                                        (ii)          Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the executed Conversion Notice, issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

                                        (iii)          Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

                                        (iv)         Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series A-1 Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                        (v)          Company's Failure to Timely Convert. If within three (3) business days of the Company's receipt of the Conversion Notice (the "Share Delivery Period") the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series A-1 Preferred Stock (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Amended and Restated Exchange Agreement among the Company and the initial holder of the Series A-1 Preferred Stock (the "Exchange Agreement") (including indemnification pursuant to Section 13 thereof), the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and (B) the Closing Bid Price (as defined in Section 5(d)(ii) hereof) of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

                        (c)           Intentionally Omitted.

                        (d)           Conversion Price.

                                        (i)           The term "Conversion Price" shall mean $0.50 per share, subject to adjustment under Section 5(e) hereof. Notwithstanding any adjustment hereunder, at no time shall the Conversion Price be greater than $0.50 per share other than pursuant to the second sentence of Section 5(e)(i) in connection with a reverse stock split effected by the Company.

                                        (ii)         The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series A-1 Preferred Stock.

                                        (iii)         The term “Release Event” means, with respect to a holder’s shares of Series A-1 Preferred Stock, the date on which the Company files a Form 8-K with the Commission disclosing the Company’s receipt of written notice from the U.S. Food and Drug Administration regarding the granting the Company the right to commercialize and market (i.e., formal approval of the Company’s Pre-Market Application for) its OrCel product for the treatment of venous leg ulcers.

                        (e)           Adjustments of Conversion Price.

                                        (i)           Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                                        (ii)          Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                                                       (1)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                                       (2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                                        (iii)       Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series A-1 Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series A-1 Preferred Stock been converted into Common Stock immediately prior to such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series A-1 Preferred Stock.

                                        (iv)       Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series A-1 Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A-1 Preferred Stock shall have the right thereafter to convert such share of Series A-1 Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series A-1 Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                                        (v)       Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person that is not deemed a liquidation pursuant to Section 4(b) (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A-1 Preferred Stock shall have the right thereafter to convert such share of Series A-1 Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change as the holder would have received as a result of the Organic Change and if the holder had converted its Series A-1 Preferred Stock into the Company’s Common Stock prior to the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series A-1 Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series A-1 Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                                        (vi)          Adjustments for Issuance of Additional Shares of Common Stock.

                                                       (A)           In the event the Company, shall, at any time, from time to time, prior to a Release Event, issue or sell any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 5(e) or upon exercise or conversion of Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) (the “Additional Shares of Common Stock”), at a price per share less than the Conversion Price, or without consideration, the Conversion Price then in effect upon each such issuance shall be adjusted to a price equal to the consideration per share paid for such Additional Shares of Common Stock. Upon and after a Release Event, the price shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction:

                                                       (1)           the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Conversion Price then in effect, and

                                                       (2)           the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

No adjustment of the number of shares of Common Stock shall be made under paragraph (A) of Section 5(e)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents (as defined below), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 5(e)(vii).

                                        (vii)         Issuance of Common Stock Equivalents. If the Company, at any time after the Issuance Date and prior to a Release Event, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than (x) the Series A Preferred Stock or warrants issued to the holders of the Series A Preferred

Stock pursuant to the Series A Convertible Preferred Stock Purchase Agreement among the Company and the purchasers listed therein (the “Purchase Agreement”) as in effect on the date hereof, or (y) the Series A-1 Preferred Stock and the Series A-2 Preferred Stock pursuant to the Exchange Agreement as in effect on the date hereof, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent, divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common Share Price"), shall be less than the Conversion Price, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Common Share Price be less than Conversion Price in effect at the time of such amendment, then the Conversion Price then in effect shall upon each such issuance be adjusted a price equal to the consideration per share paid for such Additional Shares of Common Stock. Upon and after a Release Event, the price shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction:

                                        (1)           the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock Equivalents plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Per Common Share Price multiplied by the number of shares of Common Stock issuable upon the exercise or conversion of all such Common Stock Equivalents, would purchase at a price per share equal to the Conversion Price then in effect, and

                                        (2)           the denominator of which shall be equal to the number of shares of Common Stock that would be outstanding assuming the exercise or conversion of all such Common Stock Equivalents.

No adjustment of the Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii).

                                        (viii)         Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than the Series A-1 Preferred Stock, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be.

                                        (ix)          Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                                        (x)           Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price of shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock upon (i) the Company's issuance of Additional Shares of Common Stock and/or Common Stock Equivalents in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (ii) when approved by the Company’s Board of Directors or by a committee of the Board of Directors the majority of whom are independent directors, the Company’s (A) issuance of Additional Shares of Common Stock to the Company's officers, directors, employees and consultants and to suppliers of goods and/or services to the Company, whether pursuant to the 2006 Stock Award and Incentive Plan, any other plan hereafter adopted, or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, and (B) grant of stock options or warrants to purchase shares of Common Stock, whether the grants of such options or warrants are made under the Company's Employee Stock Option Plan or its 2006 Stock Award and Incentive Plan, as they now exist, an employee or director stock option plan and a stock award and incentive plan hereafter adopted or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, (iii) securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the Issuance Date at the conversion price in effect on the Issuance Date, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, (iv) issuance of Series A Preferred Stock or warrants issued by the Company pursuant to the Purchase Agreement, or Common Stock issued upon conversion or exercise thereof, (v) issuance of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series D-2 Convertible Preferred Stock or Common Stock issued upon conversion thereof at the conversion price in effect on the Issuance Date, as such conversion price may be adjusted pursuant to Section 5 hereof, (vii) any warrants issued to Burnham Hill Partners, a division of Pali Capital Inc. or any other person or entity for services in connection with the transactions contemplated by the Purchase Agreement and the shares of Common Stock issued upon exercise thereof at the conversion price in effect on the Issuance Date, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, or (vii) warrants issued to Ron Lipstein and Steven Katz in connection with the agreements terminating their employment with the Company at the conversion price in effect on the Issuance Date or as may be adjusted by the anti-dilution provision thereof as in effect on the Issuance Date.

                        (f)           No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A-1 Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series A-1 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said shares of Series A-1 Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series A-1 Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                        (g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series A-1 Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series A-1 Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series A-1 Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                        (h)           Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A-1 Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                        (i)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series A-1 Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record

(I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series A-1 Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                        (j)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall at its option either (i) pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date, or (ii) in lieu of issuing such fractional shares issue one additional whole share to the holder.

                        (k)           Reservation of Common Stock. The Company shall, so long as any shares of Series A-1 Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A-1 Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A-1 Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock for which the shares of Series A-1 Preferred Stock are at any time convertible (without regard to limitations on conversion set forth in Section 7). The initial number of shares of Common Stock reserved for conversions of the Series A-1 Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series A-1 Preferred Stock based on the number of shares of Series A-1 Preferred Stock held by each holder at the time of issuance of the Series A-1 Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series A-1 Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series A-1 Preferred Stock shall be allocated to the remaining holders of Series A-1 Preferred Stock, pro rata based on the number of shares of Series A-1 Preferred Stock then held by such holder.

                        (l)           Retirement of Series A-1 Preferred Stock. Conversion of Series A-1 Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date. The Company shall keep written records of the conversion of the shares of Series A-1 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A-1 Preferred Stock upon complete conversion of the Series A-1 Preferred Stock.

                        (m)          Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series A-1 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.           No Preemptive Rights. Except as provided in Section 5 hereof and in the Exchange Agreement, no holder of the Series A-1 Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

          7.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series A-1 Preferred Stock convert shares of the Series A-1 Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series A-1 Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7 of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series A-1 Preferred Stock, this Section 7 shall be of no force or effect with regard to those shares of Series A-1 Preferred Stock referenced in the Waiver Notice.

          8.           Most Favored Nations Exchange Right. If the Company enters into any equity or equity linked financing (“Subsequent Financing”) on terms more favorable than the terms governing the Series A-1 Preferred Stock, then the holders of the Series A-1 Preferred Stock together the holders of the Company’s Series A Preferred Stock in their sole discretion may exchange their Series A Preferred Stock and Series A-1 Preferred Stock, as the case may be, valued at their Liquidation Preference Amount, for the securities issued or to be issued in the Subsequent Financing to the extent a Release Event has not occurred.

          9.           Inability to Fully Convert.

                         (a)           Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A-1 Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A-1 Preferred Stock, the holder, solely at such holder's option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

                                        (i)           require the Company to redeem from such holder those Series A-1 Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”).

                                        (ii)          if the Company's inability to fully convert Series A-1 Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above.

                                        (iii)         void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A-1 Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A-1 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A-1 Preferred Stock shall have issued and the Company posts a surety bond for the benefit of such Holder in an amount equal to 130% of the amount of shares of Series A-1 Preferred Stock the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

                        (b)           Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A-1 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series A-1 Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

                        (c)           Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A Preferred Stock, and (iii) require that the Conversion Price of such returned Series A Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

                        (d)           Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A-1 Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A-1 Preferred Stock pursuant to this Section 9, the Company shall convert and redeem from each holder of Series A-1 Preferred Stock electing to have Series A-1 Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A-1 Preferred Stock held by such holder relative to the number shares of Series A-1 Preferred Stock outstanding) of all shares of Series A-1 Preferred Stock being converted and redeemed at such time.

          10.         Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than a majority of the then outstanding shares of Series A-1 Preferred Stock, shall be required (a) for any change to this Certificate of Designation or the Company’s Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A-1 Preferred Stock or (b) for the issuance of shares of

Series A-1 Preferred Stock other than pursuant to the Exchange Agreement. Notwithstanding anything herein to the contrary, Section 8, the first sentence of Section 5(e)(vi)(A) and the first sentence of Section 5(e)(vii) hereof may only be waived with the written consent of the holders of not less than thirty percent (30%) of the then outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock voting together as one class; provided, that, such waiver shall be effective for all shares of Series A Preferred Stock and Series A-1 Preferred Stock; provided, further, that a separate class vote shall not be required from the holders of the Series A-1 Preferred Stock to effect the waiver of Section 8, the first sentence of Section 5(e)(vi)(A) and the first sentence of Section 5(e)(vii). No consideration shall be offered or paid to any holder of Series A Preferred Stock or Series A-1 Preferred Stock to consent to a waiver of Section 8, the first sentence of Section 5(e)(vi)(A) or the first sentence of Section 5(e)(vii) hereof unless the same consideration is also offered to all of the holders of Series A Preferred Stock and Series A-1 Preferred Stock.

          11.         Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series A-1 Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          12.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series A-1 Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series A-1 Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          13.         Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series A-1 Preferred Stock and shall not be construed against any person as the drafter hereof.

          14.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series A-1 Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 14th day of June, 2007.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lipstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Preferred Stock of Ortec International, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A-1 Preferred Stock, par value $.001 per share (the "Preferred Shares"), of Ortec International, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	_____

Stock certificate no(s). of Preferred Shares to be converted: _____

The Common Stock have been sold pursuant to the Registration Statement (as defined in the
Registration Rights Agreement): YES ____ NO____

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock
to be issued:

                    Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:

PRICES ATTACHED

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES A-2 CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series A-2 Convertible Preferred Stock, was duly adopted on June 10, 2007:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series A-2 Convertible Preferred Stock," consisting of five hundred (500) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank.

                        (a)           Designation. The designation of such series of the Preferred Stock shall be the Series A-2 Convertible Preferred Stock, par value $.001 per share (the "Series A-2 Preferred Stock"). The maximum number of shares of Series A-2 Preferred Stock shall be five hundred (500) Shares.

                        (b)           Rank. The Series A-2 Preferred Stock shall rank prior to the common stock, par value $.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by its terms does not rank senior to or pari passu with the Series A-2 Preferred Stock ("Junior Stock"). The Series A-2 Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series A-2 Preferred Stock shall rank on a pari passu basis to the Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”) and the Series A-1 Convertible Preferred Stock, par value $.001 per share (the “Series A-1 Preferred Stock” and together with the Series A Preferred Stock, the “Pari Passu Preferred Stock”).

          2.           Dividends. The holders of record of shares of Series A-2 Preferred Stock shall not be entitled to receive dividends.

          3.           Voting Rights.

                        (a)           Class Voting Rights. The Series A-2 Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). So long as any shares of the Series A-2 Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the shares of the Series A-2 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A-2 Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series A-2 Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A-2 Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 7(q) of the Amended and Restated Exchange Agreement between the Company and Paul Royalty Fund, L.P. (the “Exchange Agreement”), pari passu stock and senior stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (ii) repurchase, redeem or pay dividends in cash or in kind on shares of the Company's Junior Stock and pari passu stock and senior stock; (iii) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series A-2 Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock and, to the extent approved in accordance with Section 7(q) of the Exchange Agreement, pari passu stock and senior stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (iv) effect any distribution with respect to Junior Stock and Pari Passu Preferred Stock; or (v) reclassify the Company's outstanding securities.

                        (b)           General Voting Rights. Except with respect to transactions upon which the Series A-2 Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Delaware law, the Series A-2 Preferred Stock shall have no voting rights. The Common Stock into which the Series A-2 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)          In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of the Series A-2 Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series A-2 Preferred Stock, on a pro rata and pari passu basis with the Pari Passu Preferred Stock, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series A-2 Preferred Stock and any series of preferred stock or any other class of stock on a parity, including, without limitation, the Pari Passu Preferred Stock, as to rights on liquidation, dissolution or winding up, with the Series A-2 Preferred Stock, then all of said assets will be distributed among the holders of the Series A-2 Preferred Stock, the Pari Passu Preferred Stock and the other classes of stock on a parity with the Series A-2 Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series A-2 Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series A-2 Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series A-2 Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series A-2 Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series A-2 Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)          A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than fifty percent (50%) of the voting shares of the Company is disposed of or conveyed, or other acquisition type transaction, or upon the payment by the Company of interest, dividends or other distributions to the holders of securities or financial instruments (including Indebtedness) ranking senior to or pari passu with the Series A-2 Preferred Stock exceeding $10 million in the aggregate, shall be, at the election of a majority of the holders of the Series A-2 Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation that is not treated as a liquidation pursuant to this Section 4(b), the Series A-2 Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)          Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series A-2 Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series A-2 Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                        (a)           Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series A-2 Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series A-2 Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation

Preference Amount of the shares of Series A-2 Preferred Stock being converted thereon divided by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series A-2 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A-2 Preferred Stock upon complete conversion of the Series A-2 Preferred Stock.

                        (b)           Mechanics of Voluntary Conversion. The Voluntary Conversion of Series A-2 Preferred Stock shall be conducted in the following manner:

                                        (i)           Holder's Delivery Requirements. To convert Series A-2 Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) with respect to the final conversion of shares of Series A-2 Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series A-2 Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                                        (ii)          Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the executed Conversion Notice, issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

                                        (iii)         Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

                                        (iv)         Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series A-2 Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                        (v)          Company's Failure to Timely Convert. If within three (3) business days of the Company's receipt of the Conversion Notice (the "Share Delivery Period") the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series A-2 Preferred Stock (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Amended and Restated Exchange Agreement among the Company and the and the initial holder of the Series A-2 Preferred Stock (the "Exchange Agreement") between the Company and the initial holders of the Series A-2 Preferred Stock (including indemnification pursuant to Section 13 thereof), the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and (B) the Closing Bid Price (as defined in Section 5(d)(ii) hereof) of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

                        (c)           Intentionally Omitted.

                        (d)           Conversion Price.

                                        (i)           The term "Conversion Price" shall mean $5.00 per share, subject to adjustment under Section 5(e) hereof. Notwithstanding any adjustment hereunder, at no time shall the Conversion Price be greater than $5.00 per share other than pursuant to the second sentence of Section 5(e)(i) in connection with a reverse stock split effected by the Company.

                                        (ii)          The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series A-2 Preferred Stock.

                        (e)           Adjustments of Conversion Price.

                                        (i)           Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                                        (ii)          Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                                                       (1)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                                       (2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                                        (iii)          Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series A-2 Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series A-2 Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series A-2 Preferred Stock.

                                        (iv)         Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series A-2 Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A-2 Preferred Stock shall have the right thereafter to convert such share of Series A-2 Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series A-2 Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                                        (v)         Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person that is not deemed a liquidation pursuant to Section 5.14(b) (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A-2 Preferred Stock shall have the right thereafter to convert such share of Series A-2 Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change as the holder would have received as a result of the Organic Change and if the holder had converted its Series A-2 Preferred Stock into the Company’s Common Stock prior to the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series A-2 Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series A-2 Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                                        (vi)         Intentionally Omitted.

                                        (vii)         Intentionally Omitted.

                                        (viii)        Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than the Series A-2 Preferred Stock, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be.

                                        (ix)          Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                                        (x)           Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price of shares of Common Stock issuable upon conversion of the Series A Preferred Stock upon (i) the Company’s issuance of Additional Shares of Common Stock and/or Common Stock Equivalents in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (ii) when approved by the Company’s Board of Directors or by a committee of the Board of Directors the majority of whom are independent directors, the Company’s (A) issuance of Additional Shares of Common Stock to the Company’s officers, directors, employees and consultants and to suppliers of goods and/or services to the Company, whether pursuant to the 2006 Stock Award and Incentive Plan, any other plan hereafter adopted, or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, and (B) grant of stock options or warrants to purchase shares of Common Stock, whether the grants of such options or warrants are made under the Company’s Employee Stock Option Plan or its 2006 Stock Award and Incentive Plan, as they now exist, an employee or director stock option plan and a stock award and incentive plan hereafter adopted or otherwise, so long as such issuances under this subsection (ii) which would cause the provisions of Section 5(e) hereof to be applied in the aggregate do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock as of the Issuance Date, (iii) securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the Issuance Date at the conversion price in effect on the Issuance Date as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, (iv) issuance of Series A Preferred Stock or warrants issued by the Company pursuant to the Series A Convertible Preferred Stock Purchase Agreement among the Company and the purchasers listed therein (the “Purchase Agreement”), or Common Stock issued upon conversion or exercise thereof, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, (v) issuance of Series A-1 Convertible Preferred Stock,

Series A-2 Convertible Preferred Stock, Series D-2 Convertible Preferred Stock or Common Stock issued upon conversion thereof at the conversion price in effect on the Issuance Date, as such conversion price may be adjusted pursuant to Section 5 hereof, (vi) any warrants issued to Burnham Hill Partners, a division of Pali Capital Inc. or any other person or entity for services in connection with the transactions contemplated by the Purchase Agreement and the shares of Common Stock issued upon exercise thereof at the conversion price in effect on the Issuance Date, as may be adjusted by the anti-dilution provisions thereof as in effect on the date hereof, or (vii) warrants issued to Ron Lipstein and Steven Katz in connection with the agreements terminating their employment with the Company at the conversion price in effect on the Issuance Date or as may be adjusted by the anti-dilution provision thereof as in effect on the Issuance Date.

                        (f)           No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A-2 Preferred Stock as provided herein. In the event a holder shall elect to convert any shares of Series A-2 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said shares of Series A-2 Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series A-2 Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                        (g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series A-2 Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series A-2 Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series A-2 Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series A-2 Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                        (h)           Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A-2 Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                        (i)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series A-2 Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series A-2 Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                        (j)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A-2 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall at its option either (i) pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date, or (ii) in lieu of issuing such fractional shares issue one additional whole share to the holder.

                        (k)           Reservation of Common Stock. The Company shall, so long as any shares of Series A-2 Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A-2 Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A-2 Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock for which the shares of Series A-2 Preferred Stock are at any time convertible(without regard to limitations on conversion set forth in Section 7). The initial number of shares of Common Stock reserved for conversions of the Series A-2 Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series A-2 Preferred Stock based on the number of shares of Series A-2 Preferred Stock held by each holder at the time of issuance of the Series A-2 Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series A-2 Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series A-2 Preferred Stock shall be allocated to the remaining holders of Series A-2 Preferred Stock, pro rata based on the number of shares of Series A-2 Preferred Stock then held by such holder.

                        (l)           Retirement of Series A-2 Preferred Stock. Conversion of Series A-2 Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date. The Company shall keep written records of the conversion of the shares of Series A-2 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series A-2 Preferred Stock upon complete conversion of the Series A-2 Preferred Stock.

                        (m)         Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series A-2 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.           No Preemptive Rights. Except as provided in Section 5 hereof, no holder of the Series A-2 Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

          7.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series A-2 Preferred Stock convert shares of the Series A-2 Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series A-2 Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7 of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series A-2 Preferred Stock, this Section 7 shall be of no force or effect with regard to those shares of Series A-2 Preferred Stock referenced in the Waiver Notice.

          8.           Intentionally Omitted.

          9.           Inability to Fully Convert.

                        (a)           Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A-2 Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A-2 Preferred Stock, the holder, solely at such holder's option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

                                        (i)           require the Company to redeem from such holder those Series A-2 Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”);

                                        (ii)          if the Company's inability to fully convert Series A-2 Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above.

                                        (iii)          void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A-2 Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A-2 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A-2 Preferred Stock shall have issued and the Company posts a surety bond for the benefit of such Holder in an amount equal to 130% of the amount of shares of Series A-2 Preferred Stock the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

                        (b)           Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A-2 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series A-2 Preferred Stock which cannot be converted, and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

                        (c)           Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A Preferred Stock, and (iii) require that the Conversion Price of such returned Series A Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

                        (d)           Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A-2 Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A-2 Preferred Stock pursuant to this Section 9, the Company shall convert from each holder of Series A-2 Preferred Stock electing to have Series A-2 Preferred Stock converted at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A-2 Preferred Stock held by such holder relative to the number shares of Series A-2 Preferred Stock outstanding) of all shares of Series A-2 Preferred Stock being converted and redeemed at such time.

          10.         Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than a majority of the then outstanding shares of Series A-2 Preferred Stock, shall be required for any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A-2 Preferred Stock.

          11.         Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series A-2 Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          12.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series A-2 Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series A-2 Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          13.         Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series A-2 Preferred Stock and shall not be construed against any person as the drafter hereof.

          14.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series A-2 Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 14th day of June, 2007.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lipstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A-2 Preferred Stock of Ortec International, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A-2 Preferred Stock, par value $.001 per share (the "Preferred Shares"), of Ortec International, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	_____

Stock certificate no(s). of Preferred Shares to be converted: _____

The Common Stock have been sold pursuant to the Registration Statement (as defined in the
Registration Rights Agreement): YES ____ NO____

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock
to be issued:

                         Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:

PRICES ATTACHED

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES

OF THE
SERIES D-2 CONVERTIBLE PREFERRED STOCK
OF
ORTEC INTERNATIONAL, INC.

          The undersigned, the Chief Executive Officer of Ortec International, Inc., a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series D-2 Convertible Preferred Stock, was duly adopted on June 10, 2007:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock of the Company, to be named “Series D-2 Convertible Preferred Stock,” consisting of Twenty Thousand (20,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

          1.           Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D-2 Convertible Preferred Stock, par value $.001 per share (the “Series D-2 Preferred Stock”). The maximum number of shares of Series D-2 Preferred Stock shall be Twenty Thousand (20,000) shares. The Series D-2 Preferred Stock shall rank prior to the common stock, par value $.001 per share (the “Common Stock”) for purposes of liquidation preference, and to all other classes and series of equity securities of the Company that by their terms do not rank senior to the Series D-2 Preferred Stock (“Junior Stock”). Specifically, the Series D-2 Preferred Stock shall be subordinate to and rank junior to the Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock and all other classes of Preferred Stock of the Company, whether or not outstanding as of the date hereof, which by their terms do not rank junior to the Series D-2 Preferred Stock. The Series D-2 Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series D-2 Preferred Stock shall be issued only pursuant to the exercise of Series M Warrants of the Company issued on or about June 18, 2007.

          2.           Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series D-2 Preferred Stock, or any fraction of a share of Series D-2 Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the “Record Date”) shall be entitled to receive, out of any assets at the time legally available therefore, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of

Common Stock into which such share, or such fraction of a share, of Series D-2 Preferred Stock could be converted on the Record Date.

          3.           Voting Rights.

                        (a)           Class Voting Rights. The Series D-2 Preferred Stock shall have the following class voting rights. So long as any shares of the Series D-2 Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series D-2 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D-2 Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D-2 Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series D-2 Preferred Stock; or (ii) effect any distribution with respect to Junior Stock except that the Company may effect a distribution on the Common stock if the Company makes a like kind distribution on each share, or fraction of a share, of Series D-2 Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series D-2 Preferred Stock can be converted at the time of such distribution.

                        (b)           General Voting Rights. Except with respect to transactions upon which the Series D-2 Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above, the Series D-2 Preferred Stock shall have no voting rights. The Common Stock into which the Series D-2 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

          4.           Liquidation Preference.

                        (a)          In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series D-2 Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company, whether such assets are capital or surplus of any nature, an amount equal an amount per share of Series D-2 Preferred Stock calculated by taking the total amount available for distribution to holders of all the Company’s outstanding Common Stock before deduction of any preference payments for the Series D-2 Preferred Stock, divided by the total of (x) all of the then outstanding shares of the Company’s Common Stock, plus (y) all of the shares of the Company’s Common Stock into which all of the outstanding shares of the Series D-2 Preferred Stock can be converted (the “Liquidation Preference Amount”) before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are sufficient to pay in part, but are not sufficient to pay in full, the Liquidation Preference Amount payable to the holders of outstanding shares of the Series D-2 Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series D-2 Preferred Stock, then all of said assets available to pay a part of the Liquidation Preference Amount to the holders of the outstanding shares of Series D-2 Preferred Stock and the other classes of stock on a parity as to rights on liquidation, dissolution or winding up, will be distributed among the holders of the Series D-2 Preferred Stock and the other classes of stock on a parity with the Series D-2 Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series D-2 Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series D-2 Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series D-2 Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D-2 Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series D-2 Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

                        (b)          A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, or other acquisition type transaction shall be, at the election of a majority of the holders of the Series D-2 Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation that is not treated as a liquidation pursuant to this Section 4(b), the Series D-2 Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                        (c)          Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series D-2 Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.           Conversion. The holder of Series D-2 Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

                        (a)           Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series D-2 Preferred Stock may, at such holder’s option, subject to the limitations set forth in Section 7 herein, elect to convert (a “Voluntary Conversion”) all or any portion of the shares of Series D-2 Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock at a conversion rate of One Thousand (1,000) shares of Common Stock for each share of Preferred Stock (subject to adjustments set forth in Section 7(e) herein, the “Conversion Rate”) . The Company shall keep written records of the conversion of the shares of Series D-2 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D-2 Preferred Stock upon any conversion of the Series D-2 Preferred Stock as provided in Section 5(b) below.

                        (b)           Mechanics of Voluntary Conversion. The Voluntary Conversion of Series D-2 Preferred Stock shall be conducted in the following manner:

                                        (i)           Holder’s Delivery Requirements. To convert Series D-2 Preferred Stock into full shares of Common Stock on any date (the “Voluntary Conversion Date”), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Company, and (B) with respect to the conversion of shares of Series D-2 Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date, but in no event later than six (6) business days after such date, the original certificates representing the shares of Series D-2 Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates”).

                                        (ii)          Company’s Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within three (3) business days following the date of receipt by the Company of the certificate representing the shares of Series D-2 Preferred Stock being converted, (x) issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, and (y) if the certificate so surrendered represents more shares of Series D-2 Preferred Stock than those being converted, issue and deliver to the holder a new certificate for such number of shares of Series D-2 Preferred Stock represented by the surrendered certificate which were not converted.

                                        (iii)         Intentionally Omitted.

                                        (iv)         Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series D-2 Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                        (v)          Company's Failure to Timely Convert. If within three (3) business days of the Company's receipt of the Conversion Notice (the "Share Delivery Period") the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series D-2 Preferred Stock (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder, the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and (B) the closing bid price of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

                        (c)           Mandatory Conversion.

                                        (i)           Upon the Company’s written request a holder of Series D-2 Preferred Stock shall advise the Company in writing the number of shares of Common Stock that are beneficially owned (“Beneficially Owned”, as defined in Section 13(d) of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) by such holder. If the shares of Common Stock Beneficially Owned by such holder amount to less than 9.999% of the Shares of Common Stock outstanding at such time, the Company may, at its option, compel such holder, by written notice to such holder (the “Mandatory Conversion Notice”), to convert such portion of the Series D-2 Preferred Stock owned by him into so many shares of Common Stock so that the total number of shares of Common Stock Beneficially Owned by such holder after such conversion shall equal up to 9.999%, but not more, of the shares of Common Stock outstanding after such conversion. A Mandatory Conversion Date shall not occur more than once every 30 days.

                                        (ii)           As used herein, a “Mandatory Conversion Date” shall be the date when the Mandatory Conversion Notice shall be deemed delivered pursuant to Section 5(i). The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the “Conversion Date.”

                                        (iii)           Each share of Series D-2 Preferred Stock required to be converted pursuant to the Mandatory Conversion Notice shall on the Mandatory Conversion Date, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock based on the Conversion Rate in effect on the Mandatory Conversion Date; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of any shares of Series D-2 Preferred Stock unless the Preferred Stock certificates representing such shares of Series D-2 Preferred Stock are either delivered to the Company or the holder notifies the Company that such Preferred Stock certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Series D-2 Preferred Stock pursuant to this Section 5, the holders of the Series D-2 Preferred Stock shall surrender the Preferred Stock certificates representing the Series D-2 Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to the holder within three (3) business days of the holder’s delivery of the applicable

Preferred Stock certificates. If the certificates of Series D-2 Preferred Stock so surrendered represent more shares of Series D-2 Preferred Stock than those being converted, the Company shall issue to the holder a new certificate for such number of Series D-2 Preferred Stock represented by the surrendered certificates which were not converted.

                        (d)           Intentionally Omitted.

                        (e)           Adjustments of Conversion Rate.

                                        (i)           Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Rate shall be proportionately increased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Rate shall be proportionately decreased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                                        (ii)           Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Rate shall be increased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Rate then in effect by a fraction:

                                                       (1)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately after such issuance on the close of business on such record date; and

                                                       (2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date.

                                        (iii)          Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Rate shall be made and provision shall be made (by adjustments of the Conversion Rate or otherwise) so that the holders of Series D-2 Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series D-2 Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series D-2 Preferred Stock.

                                        (iv)         Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series D-2 Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Rate shall be made and provisions shall be made so that the holder of each share of Series D-2 Preferred Stock shall have the right thereafter to convert such share of Series D-2 Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series D-2 Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                                        (v)         Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Conversion Rate shall be made and provision shall be made so that the holder of each share of Series D-2 Preferred Stock shall have the right thereafter to convert such share of Series D-2 Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change which the holder of such share of Series D-2 Preferred Stock would have received if such share of Series D-2 Preferred Stock had been converted prior to such Organic Change.

                                        (vi)         Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                        (f)           No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D-2 Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series D-2 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series D-2 Preferred Stock shall have been issued.

                        (g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Rate or number of shares of Common Stock issuable upon conversion of the Series D-2 Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series D-2 Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series D-2 Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Rate in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D-2 Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                        (h)           Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D-2 Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                        (i)            Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following (x) being mailed by certified or registered mail, postage prepaid, return-receipt requested, or (y) delivered to an express mail delivery service such as Federal Express, with written receipt by the addressee required, in either case addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series D-2 Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series D-2 Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                        (j)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series D-2 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company, at its option, shall pay cash equal to the product of such fraction multiplied by the average of the closing bid prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable, or (ii) issue one whole share of Common Stock to the holder.

                        (k)           Reservation of Common Stock. The Company shall, so long as any shares of Series D-2 Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D-2 Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D-2 Preferred Stock then outstanding (without giving effect to the limitations set forth in Section 7 hereof).

                        (l)            Retirement of Series D-2 Preferred Stock. Conversion of Series D-2 Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date. The Company shall keep written records of the conversion of the shares of Series D-2 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series D-2 Preferred Stock upon any conversion of the Series D-2 Preferred Stock represented by such certificates.

                        (m)          Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series D-2 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          6.           No Preemptive or Redemption Rights. Except as provided in Section 5 hereof no holder of the Series D-2 Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable. Except as provided in Section 5 neither the Company nor the holder has the right to have the Company redeem the Series D-2 Preferred Stock.

          7.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series D-2 Preferred Stock convert shares of the Series D-2 Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) more than 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series D-2 Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the “Waiver Notice”) that such holder would like to waive Section 7(a) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series D-2 Preferred Stock, this Section 7(a) shall be of no force or effect with regard to those shares of Series D-2 Preferred Stock referenced in the Waiver Notice.

          8.           Inability to Fully Convert.

                        (a)           Holder’s Option if Company Cannot Fully Convert. If, upon the Company’s receipt of a Conversion Notice, or on the Mandatory Conversion Date, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, from issuing all of the Common Stock which is to be issued to a holder of Series D-2 Preferred Stock pursuant to a Conversion Notice or a Mandatory Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder’s Conversion Notice or a Mandatory Conversion Notice and with respect to the unconverted Series D-2 Preferred Stock (the “Unconverted Preferred Stock”) the holder, solely at such holder’s option, can elect, at any time after receipt of notice from the Company that there is Unconverted Preferred Stock, to void the holder’s Conversion Notice or the Mandatory Conversion Notice as to the number of shares of Common Stock the Company is unable to issue and retain or have returned, as the case may be, the certificates for the shares of the Unconverted Preferred Stock.

          In the event a Holder shall elect to convert any shares of Series D-2 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or any of said shares of Series D-2 Preferred Stock shall have issued.

                        (b)           Mechanics of Fulfilling Holder’s Election. The Company shall immediately send via facsimile to a holder of Series D-2 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 8(a) above, a notice of the Company’s inability to fully satisfy such holder’s Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder’s Conversion Notice and (ii) the number of shares of Series D-2 Preferred Stock which cannot be converted.

                        (c)           Pro-rata Conversion. In the event the Company within a period of ten days receives Voluntary Conversion Notices from more than one holder of Series D-2 Preferred Stock and the Company can convert some, but not all, of the Series D-2 Preferred Stock required to be converted as a result of such Voluntary Conversion Notices, the Company shall convert from each holder of Series D-2 Preferred Stock electing to have Series D-2 Preferred Stock converted within such ten day period, an amount equal to the number of shares of Series D-2 Preferred Stock the Company can convert in such ten day period multiplied by a fraction, the numerator of which shall be the number of shares of Series D-2 Preferred Stock such holder elected to have converted in such ten day period and the denominator of which shall be the total number of shares of Series D-2 Preferred Stock all holders elected to have converted in such ten day period. The Company shall not convert any Series D-2 Preferred Stock pursuant to a Mandatory Conversion Notice until it shall have converted all Series D-2 Preferred Stock pursuant to any Voluntary Conversion Notice.

          9.           Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series D-2 Preferred Stock, shall be required for any change to this Certificate of Designation or the Company’s Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D-2 Preferred Stock.

          10.         Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D-2 Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

          11.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series D-2 Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series D-2 Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          12.         Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series A Convertible Preferred Stock and Series M Warrants of the Company which is exercisable into Series D-2 Preferred Stock and shall not be construed against any person as the drafter hereof.

          13.         Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D-2 Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          IN WITNESS WHEREOF, the undersigned has executed and subscribed this Amended Certificate and does affirm the foregoing as true this 14th day of June, 2007.

ORTEC INTERNATIONAL, INC.

By:	/s/ Ron Lipstein
Name: Ron Lipstein
Title: Chief Executive Officer

EXHIBIT I

ORTEC INTERNATIONAL, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Preferred Stock of Ortec International, Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D-2 Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Ortec International, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:	_____

Stock certificate no(s). of Preferred Shares to be converted: _____

The Common Stock have been sold: YES ____ NO____

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock
to be issued:

                         Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated: